POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Anne Dobkowski,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they’re offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-230440

Products no longer actively sold and benefiting from “Great West” relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they’re offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-229946

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signed:

/s/ Anne Dobkowski
Anne Dobkowski
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Oluseun Salami,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they’re offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-230440

Products no longer actively sold and benefiting from “Great West” relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they’re offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-229946

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signed:

Oluseun Salami
Director